Investment Strategy - Stock Dividend Fund, Inc.	Feb. 20, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund will attempt to achieve its objective by investing primarily in dividend paying common stocks. The Investment Advisor of the Fund uses quantitative analysis (mathematical models using metrics such as free cash flow, book value, pension liabilities, cash per share, debt levels, etc.) to identify dividend paying common stocks that generally have investment grade credit ratings on outstanding debt (or equivalent quality if not rated by larger credit rating agencies such as Moody’s or Standard and Poors), a long history of dividend payments (at least ten years), minimum ratios of expected earnings to dividend strength, and expectation by the Advisor that the dividend may be increased in the future. The Fund will invest at least 80% of its net assets in larger capitalization dividend paying common stocks of U.S. issuers and intends to be as fully invested as possible at all times. Larger capitalization stocks are those that have a value of $5 billion and higher as determined by calculating number of shares outstanding multiplied by current share price. This is not a fundamental policy and shareholders will be given at least 60 days prior notice if there is any change in the 80% investment policy. Our Investment Strategy may at times produce a portfolio that has overweighted risk to a certain Sector, versus a fully diversified fund.

Strategy Portfolio Concentration [Text]	The Fund will invest at least 80% of its net assets in larger capitalization dividend paying common stocks of U.S. issuers and intends to be as fully invested as possible at all times.